EX. 10.4

                             MASTER LEASE AGREEMENT

      THIS MASTER LEASE AGREEMENT ("Agreement") is made as of the 29th day of December, 1997, between GENERAL ELECTRIC CAPITAL CORPORATION, with an office at 4 North Park Drive, Suite 500, Hunt Valley, Maryland 21030 (hereinafter called, together with its successors and assigns, if any, "Lessor"), and WESTERN BEEF, INC., a Delaware corporation with its mailing address and chief place of business at 47-05 Metropolitan Avenue, Ridgewood, NY 11385 (hereinafter called "Lessee").

                                   WITNESSETH:

1.    LEASING:

      (a) This Agreement shall be effective from and after the date of execution hereof. Subject to the terms and conditions set forth below, Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the equipment ("Equipment") described in Annex A to any schedule hereto ("Schedule"). Terms defined or specified in a Schedule and not otherwise defined herein shall have the meanings ascribed to them in such Schedule.

      (b) The obligation of Lessor to purchase the Equipment from Lessee and to lease the same to Lessee shall be subject to receipt by Lessor, on or prior to the earlier of the Lease Commencement Date or Last Delivery Date therefor, of each of the following documents in form and substance satisfactory to Lessor:
(i) a Schedule relating to the Equipment then to be leased hereunder, (ii) a Bill of Sale, in the form of Annex B to the applicable Schedule, in favor of Lessor, (iii) evidence of insurance which complies with the requirements of
Section 6, and (iv) such other documents as Lessor may reasonably request. Simultaneously with the execution of the Bill of Sale, Lessee shall also execute a Certificate of Acceptance, in the form of Annex C to the applicable Schedule, covering all of the Equipment described in the Bill of Sale.

Upon execution by Lessee of any Certificate of Acceptance, the Equipment described thereon shall be deemed to have been delivered to, and irrevocably accepted by, Lessee for lease hereunder.

      (c) LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT WITHOUT ANY ASSISTANCE FROM LESSOR, ITS AGENTS OR EMPLOYEES. LESSOR DOES NOT MAKE, HAS NOT MADE, NOR SHALL BE DEEMED TO MAKE OR HAVE MADE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE EQUIPMENT LEASED HEREUNDER OR ANY COMPONENT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, OR TITLE. All such risks, as between Lessor and Lessee, are to be borne by Lessee. Without limiting the foregoing, Lessor shall have no responsibility or liability to Lessee or any other person with respect to any of the following (i) any liability, loss or damage caused or alleged to be caused directly or indirectly by any Equipment, any inadequacy thereof, any deficiency or defect (latent or otherwise) therein, or any other circumstance in connection therewith; (ii) the use, operation or performance of any Equipment or any risks relating thereto; (iii) any interruption of service, loss of business or anticipated profits or consequential damages; or (iv) the delivery, operation, servicing, maintenance, repair, improvement or replacement of any Equipment. If, and so long as, no Default (as hereinafter defined) exists under this Agreement, Lessee shall be, and hereby is, authorized during the Term (as hereinafter defined) to assert and enforce, at Lessee's sole cost and expense, from time to time, in the name of and for the account of Lessor and/or Lessee, as their interests may appear, whatever claims and rights Lessor may have against any Supplier of the Equipment.

2.    TERM, RENT AND PAYMENT:

      (a) The rent payable hereunder (the "Rent") and Lessee's right to use the Equipment shall commence on the date of execution by Lessee of the Certificate of Acceptance for such Equipment (the

"Lease Commencement Date"). The term of this Agreement (the "Term") shall be the period specified in the applicable Schedule. If any Term is extended or renewed, the word "Term" shall be deemed to refer to all extended or renewed terms, and all provisions of this Agreement shall apply during any extended or renewed terms, except as otherwise may be specifically provided in writing.

      (b) Rent shall be paid to Lessor electronic funds transfer in the manner prescribed by Lessor, or by such other method as Lessor may direct in writing; and shall be effective upon receipt. Payments of Rent shall be in the amount set forth in, and due in accordance with, the provisions of the applicable Schedule. In no event shall any Rent payments be refunded to Lessee. If Rent is not paid within ten (10) days of its due date, Lessee agrees to pay a late charge of Three Cents ($0.03) per dollar on, and in addition to, the amount of such Rent but not exceeding the lawful maximum, if any.

      (c) This Agreement is a net lease. Lessee's obligation to pay Rent and other amounts due hereunder shall be absolute and unconditional. Lessee shall not be entitled to any abatement or reductions of, or set-offs against, said Rent or other amounts, including, without limitation, those arising or allegedly arising out of claims (present or future, alleged or actual, and including claims arising out of strict liability in tort or negligence of Lessor) of Lessee against Lessor under this Agreement or otherwise. This Agreement shall not terminate and the obligations of Lessee shall not be affected by reason of any defect in or damage to, or loss of possession, use or destruction of, any Equipment from whatsoever cause. It is the intention of the parties that Rents and other amounts due hereunder shall continue to be payable in all events in the manner and at the times set forth herein unless the obligation to do so shall have been terminated pursuant to the express terms hereof.

3.    TAXES:

Lessee shall have no liability for taxes imposed by the United States of America or any State or political subdivision thereof which are on or measured by the net income of Lessor. Lessee shall report (to the extent that it is legally permissible) and pay promptly all other taxes, fees and assessments due, imposed, assessed or levied against any Equipment (or the purchase, ownership, delivery, leasing, possession, use, or operation thereof), this Agreement (or any rentals or receipts hereunder), any Schedule, Lessor or Lessee by any foreign, Federal, state or local government or taxing authority during or related to the term of this Agreement, including, without limitation, all license and registration fees, and all sales, use, personal property, excise, gross receipts and franchise taxes (but excluding those imposed in lieu of income taxes), stamp or other taxes, imposts, duties and charges, together with any penalties, fines or interest thereon (all hereinafter called "Taxes"). Lessee shall (i) reimburse Lessor on an after-tax basis upon receipt of written request for reimbursement for any Taxes charged to or assessed against Lessor,
(ii) on request of Lessor, submit to Lessor written evidence of Lessee's payment of Taxes, (iii) on all reports or returns show the ownership of the Equipment by Lessee, and (iv) send a copy thereof to Lessor. Lessee's obligations under this Section 3 shall survive the expiration of termination of this Agreement.

4.    DELIVERY, USE AND OPERATION:

      (a) The parties acknowledge that this is a sale/leaseback transaction and the Equipment is in Lessee's possession as of the Lease Commencement Date.

      (b) Lessee agrees that the Equipment will be used by Lessee solely in the conduct of its business and in a manner complying with all applicable Federal, state, and local laws and regulations, and any applicable insurance policies, and Lessee shall not discontinue use of the Equipment.

      (c) Lessee will keep the Equipment free and clear of all liens and encumbrances other than those which result from acts of Lessor.

5.    MAINTENANCE:

      (a) Lessee will, at its sole expense, maintain each unit of Equipment in good operating order, repair, condition and appearance in accordance with manufacturer's recommendations, normal wear and


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

tear excepted. Lessee shall, if at any time reasonably requested by Lessor, affix in a prominent position on each unit of Equipment plates, tags or other identifying labels showing the interest therein of Lessor.

      (b) Lessee will not, without the prior consent of Lessor, affix or install any accessory, equipment or device on any Equipment if such addition will impair the value, originally intended function or use of such Equipment. All additions, repairs, parts, supplies, accessories, equipment, and devices furnished, attached or affixed to any Equipment which are not readily removable shall be made only in compliance with applicable law, shall be free and clear of all liens, encumbrances or rights of others, and shall become the property of Lessor. Lessee will not, without the prior written consent of Lessor and subject to such conditions as Lessor may impose for its protection, affix or install any Equipment to (unless readily removable) or in any other personal or real property.

      (c) Any alterations or modifications to the Equipment that may, at any time during the term of this Agreement, be required to comply with any applicable law, rule or regulation shall be made at the expense of Lessee.

6.    INSURANCE:

Lessee agrees, at its own expense, to keep all Equipment insured for such amounts as specified in Paragraph D of the Equipment Schedule and against such hazards as Lessor may require, including, but not limited to, insurance for damage to or loss of such Equipment and liability coverage for personal injuries, death or property damage, with Lessor named as additional insured and with a loss payable clause in favor of Lessor, as its interest may appear, irrespective of any breach of warranty or other act or omission of Lessee. All such policies shall be with companies, and on terms, satisfactory to Lessor. Lessee agrees to deliver to Lessor evidence of insurance satisfactory to Lessor. No insurance shall be subject to any co-insurance clause. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make proof of loss and claim for insurance, and to make adjustments with insurers and to receive payment of and execute or endorse all documents, checks or drafts in connection with payments made as a result of such insurance policies. Any reasonable expense of Lessor in adjusting or collecting insurance shall be borne by Lessee. Lessee will not make adjustments with insurers except (i) with respect to claims for damage to any unit of Equipment where the repair costs do not exceed ten (10%) of such unit's fair market value, or (ii) with Lessors written consent. Said policies shall provide that the insurance may not be altered or cancelled by the insurer until after thirty (30) days written notice to Lessor. Lessor may, at its option, apply proceeds of insurance, in whole or in part, to (i) repair or replace Equipment or any portion thereof, or (ii) satisfy any obligation of Lessee to Lessor hereunder.

7.    LOSS OR DAMAGE:

      (a) Lessee hereby assumes and shall bear the entire risk of any loss, theft, damage to, or destruction of, any unit of Equipment from any cause whatsoever from the time the Equipment is shipped to Lessee.

      (b) Lessee shall promptly and fully notify Lessor in writing if any unit of Equipment shall be or become worn out, lost, stolen, destroyed, irreparably damaged in the reasonable determination of Lessee, or permanently rendered unfit for use from any cause whatsoever (such occurrences being hereinafter called "Casualty Occurrences"). On the Rental Payment Date next succeeding a Casualty Occurrence (the "Payment Date"), Lessee shall pay Lessor the sum of (x) the Stipulated Loss Value of such unit calculated in accordance with Annex D as of the Rent Payment Date next preceding such Casualty Occurrence ("Calculation Date"); and (y) all rental and other amounts which are due hereunder as of the Payment Date. Upon payment of all sums due hereunder, the term of this lease as to such unit shall terminate and transfer title, to such units, to Lessee.

8.    REPORTS:

      (a) Lessee will notify Lessor in writing, within ten (10) days after any tax or other lien shall attach to any Equipment, of the full particulars thereof and of the location of such Equipment on the date of such notification.


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

      (b) Lessee will deliver to Lessor, within ninety (90) days of the close of each fiscal year of Lessee, Lessee's balance sheet and profit and loss statement, prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied, certified by a recognized firm of certified public accountants, together, if applicable, with Lessee's Form 10K filed with the Securities and Exchange Commission ("SEC"). Lessee will, if applicable, deliver to Lessor quarterly, within ninety (90) days of the close of each fiscal quarter of Lessee, in reasonable detail, copies of Lessee's quarterly financial report certified by the chief financial officer of Lessee, together with Lessee's Form 10Q filed with the SEC.

      (c) Lessee will permit Lessor to inspect any Equipment during normal business hours upon reasonable notice.

      (d) Lessee will keep the Equipment at the Equipment Location (specified in the applicable Schedule) within the Continental United States and will promptly notify Lessor of any relocation of Equipment. Upon the written request of Lessor, Lessee will notify Lessor forthwith in writing of the location of any Equipment as of the date of such notification.

      (e) Lessee will promptly and fully report to Lessor in writing if any Equipment is lost or damaged (where the estimated repair costs would exceed ten percent (10%) of its then fair market value), or is otherwise involved in an accident causing personal injury or property damage.

      (f) Within thirty (30) days after any request by Lessor, Lessee will furnish a certificate of an authorized officer of Lessee stating that he has reviewed the activities of Lessee and that, to the best of his knowledge, there exists no Default or event which, with the giving of notice or the lapse of time (or both), would become such a Default.

9.    END OF LEASE OPTIONS:

      Upon the expiration of the Term of each Schedule, Lessee shall return, or purchase, or extend or renew the Term with respect to, all (but not less than all) of the Equipment leased under all Schedules executed hereunder upon the following terms and conditions. The end of lease option selected by Lessee with respect to the first Schedule to be executed under this Agreement shall be applicable with respect to all Schedules executed under this Agreement.

      (a) Renewal. So long as Lessee shall not have exercised its option to return the Equipment or its purchase option pursuant to this Section, Lessee shall have the option, upon the expiration of the Basic Term of the first Schedule to be executed under this Agreement, and/or the first two (2) Renewal Terms of the first Schedule to be executed under this Agreement, to renew the Agreement with respect to all, but not less than all, of the Equipment leased under all Schedules executed hereunder for an additional term of twelve (12) months (each, a "Renewal Term"). Including all Renewal Terms, the maximum term of each Schedule shall be six (6) years (the Basic Term plus three (3) Renewal Terms) (the "Maximum Lease Term").

      (b) Purchase. So long as Lessee shall not have exercised its extension option or its option to renew this Agreement or its option to return the Equipment pursuant to this Section, Lessee shall have the option, upon the expiration of the Term of each Schedule, to purchase all (but not less than all) of the Equipment described on all Schedules executed hereunder upon the following terms and conditions: If Lessee desires to exercise this option with respect to the Equipment, Lessee shall pay to Lessor on the last day of the Term with respect to each individual Schedule (the "Termination Date"), in addition to the scheduled Rent (if any) then due on such date and all other sums then due hereunder, in cash the purchase price for the Equipment so purchased, determined as hereinafter provided. The purchase price of the Equipment shall be an amount equal to the Fixed Purchase Price of such Equipment (as specified on the Schedule), plus the Make Whole Amount, if any, plus all taxes and charges upon sale and all other reasonable and documented expenses incurred by Lessor in connection with such sale, including, without limitation, any such expenses incurred based on a notice from Lessee to Lessor that Lessee intended to return any such items of Equipment. Upon satisfaction of the conditions specified in this Paragraph, Lessor will transfer, on an AS IS, WHERE IS BASIS, without recourse or warranty, express or implied, of any kind whatsoever ("AS IS BASIS"), all of Lessors interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of such Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment free and clear of any lien or encumbrance created by Lessor). Lessor shall execute and deliver to Lessee such Uniform Commercial Code Statements of Termination as reasonably may be required in order to terminate any interest of Lessor in and to the Equipment. For purposes of this Section 9, "Make Whole Amount" shall mean that amount equal to the excess, if any, of (i) the aggregate present value as of the Termination Date of the sum of (A) the remaining scheduled Rent payments during the Maximum Lease Term, plus (B) the full amount of the Fixed Purchase Price that but for exercise of the option contained in this Section 9 would have been payable on the last Rent Payment Date during the Maximum Lease Term, discounted to the date of payment at the Reinvestment Rate, over (ii) the aggregate present value as of the Termination Date of the sum of (A) the remaining scheduled Rent payments during the Maximum Lease Term, plus (B) the full amount of the Fixed Purchase Price that but for exercise of the option contained in this Section 9 would have been payable on the last Rent Payment Date during the Maximum Lease Term, discounted to the date of payment at the Assumed Interest Rate (specified in the applicable Schedule); provided, however, that if the Reinvestment Rate is equal to or higher than the Assumed Interest Rate, the Make Whole Amount shall be zero. As used herein, "Reinvestment Rate" shall mean the sum of (i) the Applicable Treasury Yield plus (ii) fifty (50) basis points. As used herein, "Applicable Treasury Yield" at any time shall mean the yield to maturity of United States Treasury Notes with a maturity equal to the average life of the remaining Maximum Lease Term as published in The Wall Street Journal three (3) Business Days prior to the Termination Date. If no maturity exactly corresponds to such remaining Maximum Lease Term, the Applicable Treasury Yield shall be interpolated on a straight-line basis, utilizing the yields for the two maturities which most closely correspond to the requisite maturity.

      (c) Return. Unless Lessee shall have exercised its extension option or its purchase option pursuant to this Section, upon the expiration of the Term of each Schedule, Lessee shall return all (but not less than all) of the Equipment described on all Schedules executed hereunder, to Lessor upon the following terms and conditions: Lessee shall (i) pay to Lessor on the last day of the Term with respect to each individual Schedule, in addition to the scheduled Rent then due on such date and all other sums then due hereunder, a terminal rental adjustment amount equal to the Fixed Purchase Price of such Equipment, plus the Make Whole Amount, if any, and (ii) return the Equipment to Lessor in accordance with the provisions of Annex F attached hereto. Thereafter, upon return of all of the Equipment described on all Schedules executed hereunder, Lessor and Lessee shall arrange for the commercially reasonable sale, scrap or other disposition of the Equipment. Upon satisfaction of the conditions specified in this Paragraph, Lessor will transfer, on an AS IS BASIS, all of Lessors interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as the condition of such Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment free and clear of any liens or encumbrances created by Lessor). Lessor shall execute and deliver to Lessee such Uniform Commercial Code Statements of Termination as reasonably may be required in order to terminate any interest of Lessor in and to the Equipment. Upon the sale, scrap or other disposition of the Equipment the net sales proceeds with respect to the Equipment sold will be paid to, and held and applied by, Lessor as follows: Lessor shall promptly thereafter pay to Lessee an amount equal to the Residual Risk Amount (as specified in the Schedule) of the Equipment (less all reasonable costs, expenses and fees, including storage, reasonable and necessary maintenance and other remarketing fees incurred in connection with the sale, scrap, or disposition of such Equipment) plus all net proceeds, if any, of such sale in excess of the Residual Risk Amount of the Equipment and applicable taxes, if any. Lessor shall be obligated to pay to Lessee the residual risk amount regardless of the amount of net sales proceeds.

      (d) Extension. So long as Lessee shall not have exercised its option to return the Equipment or its purchase option pursuant to this Section, and provided that Lessee shall have exercised its option to renew this Agreement pursuant to this Section with respect to all available Renewal Terms, Lessee shall have the option, upon the expiration of all available Renewal Terms, to extend the Agreement with respect to all, but not less than all, of the Equipment for an additional term of twelve (12) months (the "Extension Term") at a monthly rental to be paid in arrears on the same day of each month on which the prior Renewal Term Rent installment was paid, and calculated as the product of (i) the Capitalized Lessor's


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

Cost, times (ii) a lease rate factor calculated by Lessor, which when so multiplied times the Capitalized Lessor's Cost, will result in a product that is equal to the amount necessary to fully repay to Lessor any unpaid balance of the Capitalized Lessors Cost (determined as of the date on which the last available Renewal Term expired), together with interest thereon at a rate per annum equal to three hundred (300) basis points over the then current yield to maturity of U.S. Treasury Notes having a one year maturity, in twelve (12) equal monthly installments. At the end of the Extension Term, provided that Lessee is not then in Default under this Agreement, Lessee shall purchase all, and not less than all, of such Equipment for $1.00 cash, together with all Rent and other sums then due on such date, plus all taxes and charges upon transfer and all other reasonable and documented expenses incurred by Lessor in connection with such transfer. Upon satisfaction of the conditions specified in this Paragraph, Lessor will transfer, on an AS IS BASIS, all of Lessors interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Equipment and any other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment free and clear of any lien or encumbrance created by Lessor).

      (e) Notice of Election. Lessee shall give Lessor written notice of its election of the options specified in this Section not less than one hundred twenty (120) days nor more than three hundred sixty-five (365) days before the expiration of the Basic Term or any Renewal Term of the first Schedule to be executed under this Agreement. Such election shall be effective with respect to all Equipment described on all Schedules executed hereunder. If Lessee fails timely to provide such notice, without further action Lessee automatically shall be deemed to have elected (1) to renew the Term of this Agreement pursuant to Paragraph (a) of this Section if a Renewal Term is then available hereunder, or
(2) to purchase the Equipment pursuant to Paragraph (a) of this Section if a Renewal Term is not then available hereunder.

10.   DEFAULT; REMEDIES:

      (a) Lessor may in writing declare this Agreement in default ("Default") if: (1) Lessee breaches its obligation to pay Rent or any other sum when due and fails to cure the breach within ten (10) days; (2) Lessee breaches any of its insurance obligations under Section 6 hereof; (3) Lessee breaches any of its other obligations hereunder and fails to cure that breach within thirty (30) days after written notice thereof; (4) any representation or warranty made by Lessee in connection with this Agreement shall be false or misleading in any material respect; (5) Lessee becomes insolvent or ceases to do business as a going concern; (6) a petition is filed by or against Lessee under any bankruptcy or insolvency laws and, if filed against Lessee, shall not be dismissed within ninety (90) days; (7) Lessee shall have terminated its corporate existence, consolidated with, merged into, or conveyed or leased substantially all of its assets as an entirety to any person (such actions being referred to as an "Event"), unless not less than sixty (60) days prior to such Event: (x) such person is organized and existing under the laws of the United States or any state, and executes and delivers to Lessor an agreement containing an effective assumption by such person of the due and punctual performance of this Agreement; and (y) Lessor is reasonably satisfied as to the creditworthiness of such person; (8) there occurs a default under any guaranty executed in connection with this Agreement; or (9) Lessee shall be in default under any other agreement between Lessor and Lessee; or (10) Lessee shall be in default under any other material obligation for borrowed money, for the deferred purchase price of property or any lease agreement. Such declaration shall apply to all Schedules except as specifically excepted by Lessor.

      (b) After Default, Lessee shall, without further demand, forthwith pay to Lessor (i) as liquidated damages for loss of a bargain and not as a penalty, the Stipulated Loss Value of the Equipment (calculated in accordance with Annex D as of the Rent Payment Date next preceding the declaration of default), and (ii) all Rents and other sums then due hereunder. If Lessee fails to pay the amounts specified in the preceding sentence, then, at the request of Lessor, Lessee shall comply with the provisions of Section 10(a) hereof. Lessee hereby authorizes Lessor to enter, with or without legal process, any premises where any Equipment is located and take possession thereof. Lessor may, but shall not be required to, sell Equipment at private or public sale, in bulk or in parcels, with or without notice, and without having the Equipment present at the place of sale; or Lessor may, but shall not be required to, lease, otherwise dispose of or keep idle all or part of the Equipment; and Lessor may use Lessee's premises for any or all of the foregoing without liability for rent, costs, damages or otherwise. The proceeds of sale, lease or other disposition, if any, shall be applied in the following order of priorities:


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

(1) to pay all of Lessors costs, charges and expenses incurred in taking, removing, holding, repairing and selling, leasing or otherwise disposing of Equipment; then, (2) to the extent not previously paid by Lessee, to pay Lessor all sums due from Lessee hereunder; then (3) to reimburse to Lessee any sums previously paid by Lessee as liquidated damages; and (4) any surplus shall be paid to Lessee. Lessee shall pay any deficiency in clauses (1) and (2) forthwith.

      (c) In addition to the foregoing rights, Lessor may terminate the lease as to any or all of the Equipment.

      (d) The foregoing remedies are cumulative, and any or all thereof may be exercised in lieu of or in addition to each other or any remedies at law, in equity, or under statute. Lessee waives notice of sale or other disposition (and the time and place thereof), and the manner and place of any advertising. If permitted by law, Lessee shall pay reasonable attorney's fees actually incurred by Lessor in enforcing the provisions of this Lease and any ancillary documents. Waiver of any default shall not be a waiver of any other or subsequent default.

      (e) Any default under the terms of this or any other agreement between Lessor and Lessee may be declared by Lessor a default under this and any such other agreement.

11.   ASSIGNMENT:

      (a) LESSEE SHALL NOT ASSIGN, MORTGAGE, SUBLET OR HYPOTHECATE ANY EQUIPMENT OR THE INTEREST OF LESSEE HEREUNDER WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. EXCEPT IN A TRANSACTION SATISFYING THE REQUIREMENTS OF SECTION 10(a)(7).

      (b) Lessor may, without the consent of Lessee, assign this Agreement or any Schedule, or the right to enter into any Schedule. Lessee agrees that it will pay all Rent and other amounts payable under each Schedule to the Lessor named therein; provided, however, if Lessee receives written notice of an assignment from Lessor, Lessee will pay all Rent and other amounts payable under any assigned Schedule to such assignee or as instructed by Lessor. Each Schedule, incorporating by reference the terms and conditions of this Agreement, constitutes a separate instrument of lease, and the Lessor named therein or its assignee shall have all rights as "Lessor" thereunder separately exercisable by such named Lessor or assignee as the case may be, exclusively and independently of Lessor or any assignee with respect to other Schedules executed pursuant hereto. Without limiting the generality of the foregoing, the grant of security interest in Section 13(b) hereof shall, as it relates to the Equipment leased under each Schedule (and to the proceeds and other collateral referred to in Section 13(b) hereof), be deemed to have been granted solely to the Lessor named therein, or to its assignee, as applicable and such Equipment (and other related collateral) shall not be deemed to collateralize Lessee's obligations under any of the Schedules to which such named Lessor or assignee, as the case may be, is not a party. Lessee further agrees to confirm in writing receipt of a notice of assignment as reasonably may be requested by assignee. Lessee hereby waives and agrees not to assert against any such assignee any defense, set-off, recoupment claim or counterclaim which Lessee has or may at any time have against Lessor or any other person for any reason whatsoever.

      (c) Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the successors and assigns of the parties hereto.

12.   INDEMNIFICATION:

      (a) Lessee hereby agrees to indemnify, save and keep harmless Lessor, its agents, employees, successors and assigns, from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses, of whatsoever kind and nature, in contract or tort, and including, but not limited to, Lessor's strict liability in tort, arising out of (i) the selection, manufacture, purchase, acceptance or rejection of Equipment, the ownership of Equipment during the Term, and the delivery, lease, possession, maintenance, uses, condition, return or operation of the Equipment (including, without limitation, latent and other defects, whether or not discoverable by Lessor or Lessee and any claim for


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

patent, trademark or copyright infringement or environmental damage), or (ii) the condition of Equipment sold or disposed of after use by Lessee, any sublessee or employees of Lessee. Lessee shall, upon request, defend any actions based on, or arising out of, any of the foregoing.

      (b) All of Lessors rights, privileges and indemnities contained in this Section shall survive the expiration or other termination of this Agreement and the rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by Lessor, its successors and assigns.

13.   OWNERSHIP FOR TAX PURPOSES; GRANT OF SECURITY INTEREST; USURY SAVINGS:

      (a) For income tax purposes, Lessor will treat Lessee as the owner of the Equipment. Accordingly, Lessor agrees (i) to treat Lessee as the owner of the Equipment on its federal income tax return, (ii) not to take actions or positions inconsistent with such treatment on or with respect to its federal income tax return, and not claim any tax benefits available to an owner of the Equipment on or with respect to its federal income tax return. The foregoing undertakings by Lessor shall not be violated by Lessor's taking a tax position through inadvertence so long as such inadvertent tax position is reversed by Lessor promptly upon its discovery. Subject to the foregoing, Lessor shall in no event be liable to Lessee if Lessee fails to secure any of the tax benefits available to the owner of the Equipment.

      (b) In order to secure the prompt payment of the Rent and all of the other amounts from time to time outstanding under and with respect to the Schedules, and the performance and observance by Lessee of all the agreements, covenants and provisions thereof (including, without limitation, all of the agreements, covenants and provisions of the Lease that are incorporated therein), Lessee hereby grants to Lessor a first priority security interest in the Equipment leased under the Schedules, together with all additions, attachments, accessions, accessories and accessions thereto whether or not furnished by the supplier of the Equipment and any and all substitutions, replacements or exchanges therefor, in each such case in which Lessee shall from time to time acquire an interest, and any and all insurance and/or other proceeds (but without power of sale) of the property in and against which a security interest is granted hereunder.

      (c) It is the intention of the parties hereto to comply with any applicable usury laws to the extent that any Schedule is determined to be subject to such laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in any Schedule or the Lease, in no event shall any Schedule require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under any Schedule or the Lease, or in the event that all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under any Schedule or the Lease shall exceed the maximum amount of interest permitted by applicable law, then in such event (1) the provisions of this paragraph shall govern and control, (2) neither Lessee nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of Interest permitted by applicable law, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Lessee, at the option of the Lessor, and (4) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under any Schedule or the Lease which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Lessee or otherwise by Lessor in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for Lessor to receive a greater interest per annum rate than is presently allowed, the Lessee agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America (but not in excess of the interest rate contemplated hereunder).

14.   REPRESENTATIONS AND WARRANTIES OF LESSEE:

Lessee hereby represents and warrants to Lessor that on the date hereof and on the date of execution of each Schedule:

      (a) Lessee has adequate power and capacity to enter into, and perform under, this Agreement and all related documents (together, the "Documents") and is duly qualified to do business wherever necessary to carry on its present business and operations, including the jurisdiction(s) where the Equipment is or is to be located.

      (b) The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies therein provided may be limited under applicable bankruptcy and insolvency laws.

      (c) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Documents except such as have already been obtained.

      (d) The entry into and performance by Lessee of the Documents will not:
(i) violate any judgment, order, law or regulation applicable to Lessee or any provision of Lessee's articles of incorporation, charter or by-laws; or (ii) result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest or other encumbrance upon any Equipment pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument (other than this Agreement) to which Lessee is a party.

      (e) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Lessee, which will have a material adverse effect on the ability of Lessee to fulfill its obligations under this Agreement.

      (f) The Equipment accepted under any Certificate of Acceptance is and will remain tangible personal property.

      (g) Each financial statement delivered to Lessor has been prepared in accordance with GAAP, and since the date of the most recent such financial statement, there has been no material adverse change.

      (h) Lessee is duly incorporated and will be at all times validly existing and in good standing under the laws of the state of its incorporation (specified in the first sentence of this Agreement).

      (i) The Equipment will at all times be used for commercial or business purposes.

15.   CHOICE OF LAW; JURISDICTION:

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. The parties agree that any action or proceeding arising out of or relating to this Agreement may be commenced in the United States District Court for the Southern District of New York.

16.   MISCELLANEOUS:

      (a) LESSEE HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS LEASE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN LESSEE AND LESSOR RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED

TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LESSEE AND LESSOR. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court (including, without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LEASE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

      (b) Any cancellation or termination by Lessor, pursuant to the provision of this Agreement, any Schedule, supplement or amendment hereto, or the lease of any Equipment hereunder, shall not release Lessee from any then outstanding obligations to Lessor hereunder.

      (c) All Equipment shall at all times remain personal property of Lessee regardless of the degree of its annexation to any real property and shall not by reason of any installation in, or affixation to, real or personal property become a part thereof.

      (d) Time is of the essence of this Agreement. Lessor's failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor's right thereafter to demand strict compliance therewith.

      (e) Lessee agrees, upon Lessor's request, to execute any instrument necessary or expedient for filing, recording or perfecting the interest of Lessor.

      (f) All notices required to be given hereunder shall be in writing, personally delivered, delivered by overnight courier service, or sent by certified mail, return receipt requested, addressed to the other party at its respective address stated above or at such other address as such party shall from time to time designate in writing to the other party; and shall be effective from the date of receipt.

      (g) This Agreement and any Schedule and Annexes thereto constitute the entire agreement of the parties with respect to the subject matter hereof. NO VARIATION OR MODIFICATION OF THIS AGREEMENT OR ANY WAIVER OF ANY OF ITS PROVISIONS OR CONDITIONS, SHALL BE VALID UNLESS IN WRITING AND SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE PARTIES HERETO. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      (h) The representations, warranties and covenants of Lessee herein shall be deemed to survive the dosing hereunder. Lessors obligations to acquire and lease specific items of Equipment shall be conditioned upon Lessee providing to Lessor such information with respect to Lessee's financial condition as Lessor may require, and Lessor being satisfied that there shall have been no material adverse change in the business or financial condition of Lessee from the date of execution hereof. The obligations of Lessee under Sections 3, 9(c), 12 and 16(l) hereof which accrue during the term of this Agreement and obligations which by their express terms survive the termination of this Agreement, shall survive the termination of this Agreement.

      (i) In case of a failure of Lessee to comply with any provision of this Agreement, Lessor shall have the right, but shall not be obligated, to effect such compliance, in whole or in part; and all moneys spent and expenses and obligations incurred or assumed by Lessor in effecting such compliance (together with interest thereon at the rate specified in Paragraph (j) of this Section) shall constitute additional Rent due to Lessor within five (5) days after the date Lessor sends notice to Lessee requesting payment. Lessor's effecting such compliance shall not be a waiver of Lessee's default.

      (j) Any Rent or other amount not paid to Lessor when due after default hereunder shall bear interest, both before and after any judgment or termination hereof, at the lesser of fifteen percent (15%) per annum or the maximum rate allowed by law.

      (k) Any provisions in this Agreement and any Schedule which are in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

      (l) Lessee agrees to pay on demand all reasonable costs and expenses incurred by Lessor in connection with the preparation, execution, delivery, filing, recording, and administration of any of the Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Lessor, and all costs and expenses, if any, in connection with the enforcement of any of the Documents. In addition, Lessee shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of any of the Documents and the other documents to be delivered under the Documents, and agrees to save Lessor harmless from and against any and all liabilities with respect to or resulting from any delay attributed to Lessee in paying or failing to pay such taxes and fees.

17. CHATTEL PAPER: To the extent that any Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Agreement in and of itself without the transfer or possession of the original of a Schedule executed pursuant to this Agreement and incorporating this Agreement by reference; and no security, interest in this Agreement and a Schedule may be created by the transfer or possession of any counterpart of the Schedule other than the original thereof, which shall be identified as the document marked "Original" and all other counterparts shall be marked "Duplicate".


                      REMAINDER OF PAGE INTENTIONALLY BLANK

IN WITNESS WHEREOF, Lessee and Lessor have caused this Master Lease Agreement to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                   LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION      WESTERN BEEF, INC.


By:                                       By: /s/ Peter Castellana, Jr
   ----------------------------------        ---------------------------------
Name:                                     Name: Peter Castellana
     --------------------------------          -------------------------------
Title:                                    Title: President
      -------------------------------           ------------------------------

                               EQUIPMENT SCHEDULE

                                SCHEDULE NO G-1
                     DATED THIS 29TH DAY OF DECEMBER, 1997
             TO MASTER LEASE AGREEMTN DATED AS OF DECEMBER 29, 1997


Lessor & Mailing Address:                             Lessee & Mailing Address:

GENERAL ELECTRIC CAPITAL CORPORATION                  WESTERN BEEF INC.
4 North Park Drive                                    47-05 Metropolitan Avenue
Suite 500                                             Ridgewood, NY 11385
Hunt Valley, Maryland 21030


This Equipment Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("Agreement said Agreement and this Schedule being collectively referred to as "Lease"). This Equipment Schedule, incorporating by reference the Agreement constitutes a separate instrument of lease.

A.    Equipment

Pursuant to the terms of the Lease Lessor, agrees to acquire and lease to lessee the Equipment on Annex A attached hereto and made a part hereof.

B.    Financial Terms

1.    Capitalized Lessor's Cost: $753,380.83
2.    Daily Lease Rate Factor: .050273633%
3.    Basic Term: Thirty-Six months
4.    Basic Term Commencement Date:  January 1, 1998
5.    Renewal Term: Three twelve(12) month terms.
6.    Maximum Lease Term: Seventy-two months
7.    Last Delivery Date: December 31, 1997
8.    Stipulated Loss Values:  See Annex D
9.    Assumed Interest Rate: 7.50% (which will be determined three (3)
      Business Days before the date of execution of the Certificate of Acceptance).
10.   Equipment Location: Various - See Attachment to Annex A.
11.   Lessee Federal Tax ID No.:
12.   Supplier: Various - See Attachment to Annex A.
13. Lessee agrees and acknowledges that the Capitalized Lessor's Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.

C.    Term and Rent

1. Interim Rent. For the period from and including the Lease Commencement date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on December 31, 1997 (the "Interim Rent Payment Date").

2. Basic Term Rent. Commencing on January 1, 1998, and on the same day of each month thereafter (each a "Rent Payment Date") during the Basic Term, Lessee shall pay as Rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor time the Capitalized Lessor" Cost of all Equipment on this Schedule. Said Rent consists of principal and interest components as provided in the Amortization Schedule attached hereto.

3. If the Interim Rent Payment Date or any rent Payment Date is not a Business Day, the Rent otherwise due on such date shall be payable on the immediately preceding business Day. As used herein, "Business Day" shall mean any day other than Saturday, Sunday, and any day on which banking institutions located in the States of Connecticut, Maryland or New York are authorized by law or other governmental action to close.

D.    Insurance

1.    Public Liability: $1,000,000.00 total liability per occurrence.

2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

E.    Fixed Purchase Price and Residual Risk Amount

End of Month       Fixed Purchase Price          Residual Risk Amount
------------       --------------------          --------------------

      36               64.467082%                   12.639606%
      48               50.736256%                   7.016677%
      60               35.943408%                   5.522397%
      72               20.000000%                   3.912113%

expressed as a percent of the Capitalized lessor's Cost of the Equipment.

This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of lessor and Lessee by authorized representative of Lessor and Lessee, respectively.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                         LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION      WESTERN BEEF, INC.


By:                                       By: /s/ Peter Castellana, Jr
   ----------------------------------        ---------------------------------
Name:                                     Name: Peter Castellana Jr
     --------------------------------          -------------------------------
Title:                                    Title: President
      -------------------------------           ------------------------------



Attest:

By:_________________________________
Name:_______________________________
Title:______________________________

                                 (FISCAL AGENT)
                     NOTICE AND ACKNOWLEDGMENT OF ASSIGNMENT

      Reference is hereby made to that certain Master Lease Agreement dated as of December 29, 1997 (the "Lease"), between General Electric Capital Corporation ("Lessor") and Western Beef, Inc. ("Lessee").

      Lessor hereby gives Lessee notice, and Lessee hereby acknowledges receipt of notice, that Lessor has assigned to THE FIFTH THIRD LEASING COMPANY ("Assignee"), whose offices are at 38 Fountain Square, Fifth Third Center, 5th Floor, Cincinnati, OH 45263, all right, title, interest and obligations of Lessor in Schedules to the Lease and, to the extent incorporated therein by reference, the Lease, The Fifth Third Leasing Company will act as Lessor for all intents and purposes. Pursuant to such assignment, it is contemplated that Assignee will acquire and lease to Lessee certain equipment (the "Equipment") to be described on Equipment Schedule No. G-l executed pursuant to the Lease by Assignee and Lessee (collectively the "Assigned Schedules"). From and after the date of this Notice, all payments of rent and other sums now or hereafter becoming due pursuant to the Assigned Schedules or with respect to the equipment described on the Assigned Schedules (the "Equipment") shall be paid directly to Lessor as Fiscal Agent of Assignee, unless and until Assignee notified Lessee of the termination of the fiscal agency (whereupon Lessee shall make payment as directed in Assignee's invoices).

      In recognition of Assignee's reliance upon this Notice and Acknowledgment of Assignment, Lessee certifies, confirms and agrees as follows:

      1. The Lease and the Equipment Schedule have been duly authorized, executed and delivered by Lessee; constitute the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with the terms thereof; are in full force and effect on the date of execution of this notice by such party; are free from all defenses, set-offs and counterclaims; and no default or event which, with the passage of time or the giving of notice, or both, would constitute a default under the Lease has occurred.

      2. There are no modifications, amendments or supplements to the Lease which relate to the Assigned Schedule; and any future modification, termination, amendment or supplement to the Lease which relates to the Assigned Schedule, or settlement of amounts due thereunder which relates to the Assigned Schedule, shall be ineffective without Assignee's prior written consent.

      3. There has been no prepayment of rent or other sums payable under the Assigned Schedule and no casualty has occurred with respect to the Equipment.

      4. Lessee acknowledges and agrees that (i) Assignee shall be the owner of the Equipment and Lessor shall have no interest or authority of any nature regarding the Equipment or the Assigned Schedule, (ii) If Assignee notifies Lessee of the termination of Lessor's fiscal agency, Lessee will deal exclusively with respect to the Assigned Schedule with Assignee, and Lessee will deliver all payments and copies of all notices and other communications given or made by Lessee to Assignee at the address listed above, (iii) so far as enforcement of the Assigned Schedule is concerned, notwithstanding the existence of other schedules or supplements thereto, the Assigned Schedule is separate and severable and Assignee may take enforcement action independently of other lessors, equipment owners or financing parties having an interest in the Lease and other equipment schedules not included in the Assigned Schedule, and (iv) Lessee will execute such other instruments and take such actions as Assignee reasonably may require to further confirm the vesting of rights under the Lease in Assignee and Assignee's ownership of the Equipment.

      5. Lessee has not received notice of a prior sale, transfer, assignment, hypothecation or pledge of the Assigned Schedule or the rents reserved thereunder.

      6. Lessee will keep the Lease, the Assigned Schedule and the Equipment free and clear of all liens and encumbrances (other than the interest of Lessor, Assignee or parties claiming by, through or under them).

      7. All representations and duties of Lessor intended to induce Lessee to enter into the Lease, whether required by the Lease or otherwise, have been fulfilled.

      8. Lessee has executed one (1) original each of the Lease and the Equipment Schedule (which were delivered to Lessor), and currently has no original of either in its possession.

      9. All representations and warranties of the Lessee in the Lease are true and correct.

      10. The documents described on the attached Schedule A are all the documents executed or delivered to or by Assignor and Lessee in connection with the Assigned Schedule and the Equipment, and such documents constitute the entire agreement of the parties with respect to the Assigned Schedule and the Equipment.

Accepted and agreed to on this. ____ day of December, 1997.

GENERAL ELECTRIC CAPITAL                  Western Beef, Inc.
CORPORATION                               Lessee
Lessor


By:                                       By: /s/ Peter Castellana, Jr
   ----------------------------------        ---------------------------------
Name:                                     Name: Peter Castellana, Jr
     --------------------------------          -------------------------------
Title:                                    Title: President
      -------------------------------           ------------------------------


THE FIFTH THIRD LEASING COMPANY

Assignee

By: _________________________________
Name: _______________________________
Title: ______________________________

                                 (FISCAL AGENT)
                     NOTICE AND ACKNOWLEDGMENT OF ASSIGNMENT


      Reference is hereby made to that certain Master Lease Agreement dated as of December 29, 1997 (the "Lease"), between General Electric Capital Corporation ("Lessor") and Western Beef, Inc. ("Lessee").

      Lessor hereby gives Lessee notice, and Lessee hereby acknowledges receipt of notice, that Lessor has assigned to THE FIFTH THIRD LEASING COMPANY ("Assignee"), whose offices are at 38 Fountain Square, Fifth Third Center, 5th Floor, Cincinnati, OH 45263, all right, title, interest and obligations of Lessor in Schedules to the Lease and, to the extent incorporated therein by reference, the Lease, The Fifth Third Leasing Company will act as Lessor for all intents and purposes. Pursuant to such assignment, it is contemplated that Assignee will acquire and lease to Lessee certain equipment (the "Equipment") to be described on Equipment Schedule No. F-1 executed pursuant to the Lease by Assignee and Lessee (collectively the "Assigned Schedules"). From and after the date of this Notice, all payments of rent and other sums now or hereafter becoming due pursuant to the Assigned Schedules or with respect to the equipment described on the Assigned Schedules (the "Equipment") shall be paid directly to Lessor as Fiscal Agent of Assignee, unless and until Assignee notified Lessee of the termination of the fiscal agency (whereupon Lessee shall make payment as directed in Assignee's invoices).

      In recognition of Assignee's reliance upon this Notice and Acknowledgment of Assignment, Lessee certifies, confirms and agrees as follows:

      1. The Lease and the Equipment Schedule have been duly authorized, executed and delivered by Lessee; constitute the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with the terms thereof; are in full force and effect on the date of execution of this notice by such party; are free from all defenses, set-offs and counterclaims; and no default or event which, with the passage of time or the giving of notice, or both, would constitute a default under the Lease has occurred.

      2. There are no modifications, amendments or supplements to the Lease which relate to the Assigned Schedule; and any future modification, termination, amendment or supplement to the Lease which relates to the Assigned Schedule, or settlement of amounts due thereunder which relates to the Assigned Schedule, shall be ineffective without Assignee's prior written consent.

      3. There has been no prepayment of rent or other sums payable under the Assigned Schedule and no casualty has occurred with respect to the Equipment.

      4. Lessee acknowledges and agrees that (i) Assignee shall be the owner of the Equipment and Lessor shall have no interest or authority of any nature regarding the Equipment or the Assigned Schedule, (ii) If Assignee notifies Lessee of the termination of Lessor's fiscal agency, Lessee will deal exclusively with respect to the Assigned Schedule with Assignee, and Lessee will deliver all payments and copies of all notices and other communications given or made by Lessee to Assignee at the address listed above, (iii) so far as enforcement of the Assigned Schedule is concerned, notwithstanding the existence of other schedules or supplements thereto, the Assigned Schedule is separate and severable and Assignee may take enforcement action independently of other lessors, equipment owners or financing parties having an interest in the Lease and other equipment schedules not included in the Assigned Schedule, and (iv) Lessee will execute such other instruments and take such actions as Assignee reasonably may require to further confirm the vesting of rights under the Lease in Assignee and Assignee's ownership of the Equipment.

      5. Lessee has not received notice of a prior sale, transfer, assignment, hypothecation or pledge of the Assigned Schedule or the rents reserved thereunder.

      6. Lessee will keep the Lease, the Assigned Schedule and the Equipment free and clear of all liens and encumbrances (other than the interest of Lessor, Assignee or parties claiming by, through or under them).

      7. All representations and duties of Lessor intended to induce Lessee to enter into the Lease, whether required by the Lease or otherwise, have been fulfilled.

      8. Lessee has executed one (1) original each of the Lease and the Equipment Schedule (which were delivered to Lessor), and currently has no original of either in its possession.

      9. All representations and warranties of the Lessee in the Lease are true and correct.

      10. The documents described on the attached Schedule A are all the documents executed or delivered to or by Assignor and Lessee in connection with the Assigned Schedule and the Equipment, and such documents constitute the entire agreement of the parties with respect to the Assigned Schedule and the Equipment.

Accepted and agreed to on this ____ day of December, 1997.

GENERAL ELECTRIC CAPITAL                  Western Beef, Inc.
CORPORATION                               Lessee
Lessor


By:                                       By: /s/ Peter Castellana, Jr
   ----------------------------------        ---------------------------------
Name:                                     Name: Peter Castellana
     --------------------------------          -------------------------------
Title:                                    Title: President
      -------------------------------           ------------------------------


THE FIFTH THIRD LEASING COMPANY
Assignee

By: _________________________________
Name: _______________________________
Title: ______________________________

                               EQUIPMENT SCHEDULE

                                SCHEDULE NO. F-1
                      DATED THIS 29th DAY OF December, 1997
             TO MASTER LEASE AGREEMENT DATED AS OF December 29. 1997

Lessor & Mailing Address:                       Lessee & Mailing Address:

THE FIFTH THIRD LEASING COMPANY                 WESTERN BEEF, INC.
38 Fountain Square                              47-05 Metropolitan Avenue
Fifth Third Center, 5th Floor                   Ridgewood, NY 11385
Cincinnati, OH 45263

This Equipment Schedule is executed pursuant to, and incorporates by reference the terms and conditions of, and capitalized terms not defined herein shall have the meanings assigned to them in, the Master Lease Agreement identified above ("Agreement" said Agreement and this Schedule being collectively referred to as "Lease"). This Equipment Schedule, incorporating by reference the Agreement, constitutes a separate instrument of lease.

A.    Equipment.

Pursuant to the terms of the Lease, Lessor agrees to acquire and lease to Lessee the Equipment listed on Annex A attached hereto and made a part hereof.

B.    Financial Terms.

1.    Capitalized Lessor's Cost: $1,478,183.15

2.    Daily Lease Rate Factor: .050273633%

3.    Basic Term: Thirty-six (36) months

4.    Basic Term Commencement Date: January 1, 1998.

5.    Renewal Term: Three twelve (12) month terms.

6.    Maximum Lease Term: Seventy-two months.

7.    Last Delivery Date: December 31, 1997.

8.    Stipulated Loss Values: See Annex D.

9. Assumed Interest Rate: 7.50% (which will be determined three (3) Business Days before the date of execution of the Certificate of Acceptance).

10.   Equipment Location: Various - See Attachment to Annex A.

11.   Lessee Federal Tax ID No.:________________________________________________

12.   Supplier: Various - See Attachment to Annex A.

13. Lessee agrees and acknowledges that the Capitalized Lessors Cost of the Equipment as stated on the Schedule is equal to the fair market value of the Equipment on the date hereof.

C.    Term and Rent.

1. Interim Rent. For the period from and including the Lease Commencement Date to the Basic Term Commencement Date ("Interim Period"), Lessee shall pay as rent ("Interim Rent") for each unit of Equipment, the product of the Daily Lease Rate Factor times the Capitalized Lessor's Cost of such unit times the number of days in the Interim Period. Interim Rent shall be due on December 31, 1997 (the "Interim Rent Payment Date").

2. Basic Term Rent. Commencing on January 1, 1998, and on the same day of each month thereafter (each, a "Rent Payment Date") during the Basic Term, Lessee shall pay as Rent ("Basic Term Rent") the product of the Basic Term Lease Rate Factor times the Capitalized Lessor's Cost of all Equipment on this Schedule. Said Rent consists of principal and interest components as provided in the Amortization Schedule attached hereto.

3. If the Interim Rent Payment Date or any Rent Payment Date is not a Business Day, the Rent otherwise due on such date shall be payable on the immediately preceding Business Day. As used herein, "Business Day" shall mean any day other than Saturday, Sunday, and any day on which banking institutions located in the States of Connecticut, Maryland or New York are authorized by law or other governmental action to close.

D.    Insurance.

1.    Public Liability: $1,000,000.00, total liability per occurrence.

2. Casualty and Property Damage: An amount equal to the higher of the Stipulated Loss Value or the full replacement cost of the Equipment.

E.    Fixed Purchase Price and Residual Risk Amount

End of Month          Fixed Purchase Price            Residual Risk Amount
------------          --------------------            --------------------

     36                     64.467282%                     12.639606%
     48                     50.738256%                      7.016677%
     60                     35.943409%                      5.522397%
     72                     20.000000%                      3.912113%

expressed as a percent of the Capitalized Lessor's Cost of the Equipment.

This Schedule is not binding or effective with respect to the Agreement or Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee, respectively.

IN WITNESS WHEREOF, Lessee and Lessor have caused this Schedule to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                                      LESSEE:

THE FIFTH THIRD LEASING COMPANY              WESTERN BEEF, INC.


By:                                       By: /s/ Peter Castellana, Jr
   ----------------------------------        ---------------------------------
Name:                                     Name: Peter Castellana, Jr
     --------------------------------          -------------------------------
Title:                                    Title: President
      -------------------------------           ------------------------------


Attest:

By: _________________________________
Name: _______________________________
Title: ______________________________

                                    ANNEX A
                                       TO
                                SCHEDULE NO. F-1
                      DATED THIS 29th DAY OF December, 1997
             TO MASTER LEASE AGREEMENT DATED AS OF December 29,1997


                            DESCRIPTION OF EQUIPMENT

Manufacturer   Serial Numbers   Type and Model   Number of Units   Cost per Unit
                                 of Equipment
================================================================================

See Attachment to Annex A



Initials:          PC JR
          ------   ---------
          Lessor      Lessee

                             Attachment to Annex A

Lessee: Western Beet, Inc.
Lessor: The Fifth Third Leasing Company
Equipment Location (Store 01):  47-05 Metropolitan Avenue
                                Ridgewood, NY 11385

         SUPPLIER                     Equipment Description                       INV.#         AMOUNT
--------------------------------------------------------------------------------------------------------
ADMIRAL AIR CONDITIONING, INC.  air conditioning system                           4/2/97       65,500.00
ALARMINGLY AFFORDABLE, INC.     PA system                                          22001       16,610.96
BULLDOG GRAPHICS                Furnish & install sign                            970517       27,197.81
DARBY TENT CO., INC.            Fiesta Frame tent, canopy                         111561       14,500.00
DEVALTRONIX                     2-Multiline Display High Intensity REO LEOs        1845        52,773.00
M. FRIED STORE FIXTURES         Store fixtures more fully descr. on inv.           3359       117,126.50
K & D ENTERPRISES               Adamatic Roll/Bread Divider, SN:221088159           280        20,500.00
ON-SITE ENERGY COMPANY          Onan Model 60 ENA gas fueled generator                         19,945.06
JOHN TARA INC.                  Supply and install custom made canopy               200        44,000.00
JOHN TARA INC.                  Supply and install custom made canopy               199        5,400.00
TECHNIBUILT                     Shevling more fully described on invoice           43802       17,158.99
UNARCO                          500-shopping carts                                564892       50,709.71
VHB REFRIGERATION & EQUIP.      601 Deck produce                                  96-375       19,229.53
VHB REFRIGERATION & EQUIP.      Condensing unit racks                             96-396       98,909.11
VHB REFRIGERATION & EQUIP.      Condensers                                        96-410       65,312.64
VHB REFRIGERATION & EQUIP.      32' OIP Island Produce                            96-411       33,825.96
VHB REFRIGERATION & EQUIP.      31 doors                                          96-485       39,600.02
VHB REFRIGERATION & EQUIP.      32' 5-deck frozen meat case, model 05Z            97-019       20,246.00

                                                                                            ------------
  TOTAL                                                                                     $ 728,545.29
                                                                                            ============


                                                                INITIAL PC JR
                                                                        --------

                             Attachment to Annex A

Lessee: Western Beef, Inc.
Lessor: The Fifth Third Leasing Company

Equipment Location (Store 19):  12-03 East New York Avenue
                                Brooklyn, NY 11212

        SUPPLIER                          Equipment Description                    INV.#        AMOUNT
--------------------------------------------------------------------------------------------------------
ADMIRAL AIR CONDITIONING INC.   air conditioning system                             6356       37,640.00
M. FRIED STORE FIXTURES         Gondolas & shelving as more fully descr. on inv.    3390       40,172.87
M. FRIED STORE FIXTURES         Gondolas & shelving as more fully descr. on inv.    3524        7,388.60
M. FRIED STORE FIXTURES         Gondolas & shelving as more fully descr. on inv.    3525        4,160.59
M. FRIED STORE FIXTURES         Gondolas & shelving as more fully descr. on inv.    3526        1,058.72
KYSOR/WARREN                    Refrigerated cases                                 62803       47,509.84
KYSOR/WARREN                    Refrigerated cases                                 70285        5,981.90
ON-SITE ENERGY                  Onan Model 60 ENA gas fueled generator                         17,211.75
WT WINTER ASSOC.                Auto wrapper and accessories                       16058       40,258.29
WT WINTER ASSOC.                Step-saver equipment more fully descr. on inv.     10798       22,202.00

                                                                                            ------------
  TOTAL                                                                                     $ 223,584.56
                                                                                            ============


                                                                INITIAL PC JR
                                                                        --------

                              Attachment to Annex A

Lessee: Western Beef, Inc.
Lessor: The Fifth Third Leasing Company

Equipment Location (Store 9)  _____________________________

        SUPPLIER                          Equipment Description                        INV.#          AMOUNT
--------------------------------------------------------------------------------------------------------------
CBS WHITCOM                     Newbridge 3624 Channel Bank & access.               Purch. agree     25,180.00
GATES/ARROW DISTRIBUTIONS       2-AST Bravo Computers & access.- See inv. for SN       6133088        4,629.50
GATES/ARROW DISTRIBUTIONS       2-76H0945 - See invoice for S/N                        5632489        2,117.15
GATES/ARROW DISTRIBUTIONS       2-AST Systems - See inv. for S/N                       5634084        6,335.00
ON SITE ENERGY CO.              Onan Model 60 ENA gas fueled generator                               17,211.75

                                                                                                   -----------
  TOTALS                                                                                           $ 55,473.40
                                                                                                   ===========


                                                                INITIAL PC JR
                                                                        --------

                             Attachment to Annex A

Lessee: Western Beef, Inc.
Lessor: The Fifth Third Leasing Company

Equipment Location (Store 45):  322 Nassau Road
                                Roosevelt, NY 11575

        SUPPLIER                          Equipment Description                               INV.#           AMOUNT
-----------------------------------------------------------------------------------------------------------------------
ABCO REFRIGERATION              Refrigeration Equipment more fully described on inv.         MA396725         55,857.00
ABCO REFRIGERATION              Refrigeration Equipment more fully described on inv.         MA409129          9,149.78
ACCU-SAFE                       Safe                                                           6031            3,221.00
ADVANCE ENERGY TECH.            Retrofix Cooler Combo                                          7235           44,389.00
ALARMINGLY AFFORDABLE           Complete supermarket installation per invoice                  20256          31,922.93
ALLTEC PRODUCTS                 Cold pressure washer                                           97537           5,493.38
CROWN EQUIPMENT                 PW 3000 Series Walkie Pallet Trucks                            26042          15,190.00
M. FRIED STORE EQUIP.           Gondolas & shelving as more fully descr. on inv.               2864           38,699.00
M. FRIED STORE EQUIP.           Gondolas & shelving as more fully descr. on inv.               2941            1,380.19
M. FRIED STORE EQUIP.           Gondolas & shelving as more fully descr. on inv.               2957            4,120.59
M. FRIED STORE EQUIP.           Gondolas & shelving as more fully descr. on inv.               2962            1,550.44
GLOBE-MONTE METROPOLITAN        Hickory 7G Rotisserie, S/N: 07907                              19504           5,279.35
GLOBE-MONTE METROPOLITAN        Henny Penny #500 Fryer, SIN: GBO26IF                           19506           6,836.59
MID SOUTH DATA SYSTEMS          Computers as more fully described on invoice                  22330A         129,738.17
SIEGMEISTER SALES               8 - New machines more fully desc. on quote and del. ticket     30425          27,531.00
TREIF USA                       PUMA CE 700 Power Cutter                                       1274           21,260.00
WT WINTER ASSOCIATES            Combo station, master step saver                               11962          39,718.98
WT WINTER ASSOCIATES            Auto wrapping weigh & accessories                              12068          29,242.50

                                                                                                         --------------
  TOTAL                                                                                                  $   470,579.90
                                                                                                         ==============

                                TOTAL CAPITALIZED LESSOR'S COST                                          $ 1,478,183.15


                                                                INITIAL PC JR
                                                                        --------

                             Attachment to Annex A

Lessee: Western Beef, Inc.
Lessor: The Fifth Third Leasing Company

Equipment Location (Store 45):  322 Nassau Road
                                Roosevelt, NY 11575

        SUPPLIER                          Equipment Description                               INV.#           AMOUNT
-----------------------------------------------------------------------------------------------------------------------
ABCO REFRIGERATION              Refrigeration Equipment more fully described on inv.         MA396725         55,857.00
ABCO REFRIGERATION              Refrigeration Equipment more fully described on inv.         MA409129          9,149.78
ACCU-SAFE                       Safe                                                           6031            3,221.00
ADVANCE ENERGY TECH.            Retrofix Cooler Combo                                          7235           44,389.00
ALARMINGLY AFFORDABLE           Complete supermarket installation per invoice                  20256          31,922.93
ALLTEC PRODUCTS                 Cold pressure washer                                           97537           5,493.38
CROWN EQUIPMENT                 PW 3000 Series Walkie Pallet Trucks                            26042          15,190.00
M. FRIED STORE EQUIP.           Gondolas & shelving as more fully descr. on inv.               2864           38,699.00
M. FRIED STORE EQUIP.           Gondolas & shelving as more fully descr. on inv.               2941            1,380.19
M. FRIED STORE EQUIP.           Gondolas & shelving as more fully descr. on inv.               2957            4,120.59
M. FRIED STORE EQUIP.           Gondolas & shelving as more fully descr. on inv.               2962            1,550.44
GLOBE-MONTE METROPOLITAN        Hickory 7G Rotisserie, S/N: 07907                              19504           5,279.35
GLOBE-MONTE METROPOLITAN        Henny Penny #500 Fryer, SIN: GBO26IF                           19506           6,836.59
MID SOUTH DATA SYSTEMS          Computers as more fully described on invoice                  22330A         129,738.17
SIEGMEISTER SALES               8 - New machines more fully desc. on quote and del. ticket     30425          27,531.00
TREIF USA                       PUMA CE 700 Power Cutter                                       1274           21,260.00
WT WINTER ASSOCIATES            Combo station, master step saver                               11962          39,718.98
WT WINTER ASSOCIATES            Auto wrapping weigh & accessories                              12068          29,242.50

                                                                                                         --------------
  TOTAL                                                                                                  $   470,579.90
                                                                                                         ==============

                                TOTAL CAPITALIZED LESSOR'S COST                                          $ 1,478,183.15


                                                                INITIAL
                                                                        --------

                                     ANNEX B
                                       TO
                                SCHEDULE NO. F-1
                      DATED THIS 29TH DAY OF December, 1997
             TO MASTER LEASE AGREEMENT DATED AS OF December 29, 1997

                                  BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS: Western Beef, Inc. ("Seller"), for and in consideration of the sum of One Dollar ($1) and other good and valuable consideration, provided by THE FIFTH THIRD LEASING COMPANY ("Buyer"), with offices at 38 Fountain Square, Fifth Third Center, Fifth Floor, Cincinnati, OH 45263, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer, set over and convey to Buyer the equipment (`the Equipment") leased under Schedule No. F-1 dated as of December 29, 1997, between Seller and Buyer, executed pursuant to the Master Lease Agreement dated December 29,1997, between Seller and Buyer, a copy of which is attached hereto and made a part hereof.

Buyer and Seller agree and acknowledge that ;the sale and conveyance contemplated hereby is solely for the purpose of granting to Buyer a security interest in the Equipment and Seller shall retain legal title to such Equipment. All Equipment in which an interest is conveyed hereby shall remain in the possession of Seller pursuant to the Lease.

Buyer is purchasing the Equipment described above in reliance upon its personal inspection and knowledge of the Equipment and in an "AS-IS, WHERE-IS", condition.

SELLER MAKES NO WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE EXCEPT THAT (1) SELLER HAS GOOD TITLE TO THE EQUIPMENT, FREE AND CLEAR OF ALL LIENS, CLAIMS AND ENCUMBRANCES, (2) BUYER WILL ACQUIRE ITS INTEREST IN THE EQUIPMENT FREE FROM ALL LIENS, CLAIMS AND ENCUMBRANCES, AND (3) SELLER HAS THE RIGHT TO SELL AND CONVEY THE EQUIPMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SELLER MAKES NO WARRANTIES WITH RESPECT TO THE QUALITY, CONBTENT, CONDITION, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE EXUIPMENT AND NO WARRANTIES AGAINST PATENT INFRINGEMENT OR THE LIKE.

IN WITNESS WHEREOF, Buyer and Seller have executed this Bill of Sale this 30th day of December, 1997.


BUYER:                                    SELLER:

THE FIFTH THIRD LEASING COMPANY,          WESTERN BEEF, INC.


By:                                       By: /s/ Peter Castellana, Jr
   ----------------------------------        ---------------------------------
Name:                                     Name: Peter Castellana, Jr
     --------------------------------          -------------------------------
Title:                                    Title: President
      -------------------------------           ------------------------------